UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2006
Nissan Auto Receivables Corporation II
(Depositor)
Nissan Auto Receivables 2006-B Owner Trust
(Issuing Entity)

(Exact name of Registrant as Specified in its Charter)

Delaware	333-132133-01	51-6573783

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 W. 190TH STREET
TORRANCE, CALIFORNIA	90502

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 719-8583
None

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
          On April 18, 2006, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated on behalf of itself and as a representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of notes of Nissan Auto Receivables 2006-B Owner Trust, a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of November 22, 2005, as amended and restated by the Amended and Restated Trust Agreement, dated as of April 25, 2006, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee, in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). The Notes have an aggregate principal balance of $1,194,986,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-132133). It is anticipated that the Notes will be issued on or about April 25, 2006.
          Attached as Exhibit 1.1 is the Underwriting Agreement.
ITEM 8.01. OTHER EVENTS.
          The registrant has filed a preliminary prospectus supplement, dated April 18, 2006, setting forth a description of the receivables pool and the structure of $335,000,000 aggregate principal amount of the Class A-1 5.081412% Asset Backed Notes, $275,000,000 aggregate principal amount of Class A-2 5.180% Asset Backed Notes (the “Class A-2 Notes”), $378,000,000 aggregate principal amount of Class A-3 5.160% Asset Backed Notes (the “Class A-3 Notes”), and $206,986,000 aggregate principal amount of Class A-4 5.220% Asset Backed Notes (the “Class A-4 Notes”) by Nissan Auto Receivables 2006-B Owner Trust.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits
     The exhibits number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated April 18, 2006, among NARC II, NMAC and Morgan Stanley & Co. Incorporated., on behalf of itself and as a representative of the several Underwriters.

Exhibit 5.1	Opinion of Mayer, Brown, Rowe & Maw LLP, dated as of April 18, 2006, as to legality

Exhibit 8.1	Opinion of Mayer, Brown, Rowe & Maw LLP, dated as of April 18, 2006, as to certain tax matters

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Steven R. Lambert Name: Steven R. Lambert
Title: President
Date: April 19, 2006

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated April 18, 2006, among NARC II, NMAC and Morgan Stanley & Co. Incorporated., on behalf of itself and as a representative of the several Underwriters.

Exhibit 5.1	Opinion of Mayer, Brown, Rowe & Maw LLP, dated as of April 18, 2006, as to legality

Exhibit 8.1	Opinion of Mayer, Brown, Rowe & Maw LLP, dated as of April 18, 2006, as to certain tax matters